                                                                   Exhibit 99.C2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We consent to the reference to our firm under the caption "Independent
Registered Public Accounting Firm" and to the use of our report dated May 18,
2007, in the Registration Statement and related Prospectus (Form S-6 No.
333-142364) dated May 18, 2007 of Equity Opportunity Trust, Value Select Ten
Series 2007C.

                                                  /s/ ERNST & YOUNG LLP
                                                  ---------------------
                                                      ERNST & YOUNG LLP

New York, New York
May 18, 2007